Fees Summary	Jun. 15, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 749,633,337.05
Previously Paid Amount	0
Total Fee Amount	103,524.36
Total Offset Amount	0
Net Fee	$ 103,524.36